NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF
Nevada

NUMBER	CirTran c o r p o r a t i o n	SHARES
authorized common stock: 500,000,000 shares – par value: $.001
CUSIP NO. 17276f 20 6
THIS CERT REFLECTS A 1.2/1
FWD EFF 5-10-07
this certifies that **SPECIMEN**
is the record holder of
shares of CirTran Corporation common stock
transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT
[corporate seal]

SECRETARY

COUNTERSIGNED & REGISTERED
COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as
	tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received _______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________  Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

*NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY.  THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

◆◆◆FOR MEDALLION GUARANTEE USE ONLY◆◆◆